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                                                       Exhibit (10)M.(iii)


                  Written Consent of UJB Benefits Committee


        WHEREAS, the Board of Directors of UJB Financial Corp. adopted a Retirement Restoration Plan on April 19, 1983, which Plan made reference to specific sections of the United Jersey Banks Retirement Plan; and

        WHEREAS, the United Jersey Banks Retirement Plan was restated on January 1, 1984 and has since been further amended, resulting in the renumbering of sections referred to in the Retirement Restoration Plan;

        NOW THEREFORE, BE IT:

        RESOLVED, that pursuant to its authority to interpret the Retirement Restoration Plan as set forth in Section 6 thereof, the Benefits Committee hereby determines that references in the Retirement Restoration Plan to Article IV, Section 8 of the United Jersey Banks Retirement Plan shall be construed to refer to Article IV, Section 7 of the United Jersey Banks Retirement Plan, and references to Article I, Section 15 shall be construed to refer to Article I,
Section 32.


/s/  Alfred M. D'Augusta                    Date:    October 24, 1989
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Alfred M. D'Augusta

/s/  John R. Haggerty                       Date:    October 24, 1989
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John R. Haggerty

/s/  William F. Flyge                       Date:    October 30, 1989
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William F. Flyge

/s/  Richard F. Ober, Jr.                   Date:    October 19, 1989
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Richard F. Ober, Jr.